UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2023

High Wire Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53461	81-5055489
(Commission File Number)	(IRS Employer Identification No.)

30 North Lincoln Street

Batavia, IL 60510

(Address of Principal Executive Offices)

(952) 974-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HWNI	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 25, 2023, High Wire Networks, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company may issue to accredited investors (the “Investors”) 18% Senior Secured Convertible Promissory Notes having an aggregate principal amount of up to $5,000,000 (the “Notes”) and Common Share Purchase Warrants (the “Warrant”) to purchase up to 1,000,000 shares of common stock (“Common Stock”) of the Company per $100,000 of principal amount of the Notes (the “Warrant Shares”). As of September 25, 2023, the Company issued $1,150,000 of principal amount of Notes, along with the corresponding Warrants to certain institutional investors.

The Notes mature 18 months after issuance (the “Maturity Date”), bear interest at a rate of 18% per annum and are convertible into Common Stock (the “Conversion Shares” and, together with the Warrant Shares, the “Underlying Shares”), at the Investor’s election at any time after the Maturity Date, at an initial conversion price equal to $0.10, subject to adjustment for certain stock splits, stock combinations and dilutive share issuances. The Company may prepay all, but not less than all, of the then outstanding principal amount of the Notes by paying to the Investor an amount equal to the product of (i) the sum of (a) the outstanding principal amount of the Notes, plus (b) accrued and unpaid interest hereon, plus (c) all other amounts, costs, expenses and liquidated damages due in respect of the Notes, multiplied by (ii) (x) 1.18 if the Company prepays the Notes during the first month following the original issue date and (y) if the Company prepays thereafter, 1.18 minus 0.01 for every month following the closing until the Maturity Date. The Notes contain a number of customary events of default.

The Notes constitute senior secured indebtedness of the Company, subject to a preexisting senior lien, and are guaranteed by all existing or future formed, direct and indirect, domestic subsidiaries of the Company (the “Guarantors”) pursuant to a subsidiary guarantee (the “Subsidiary Guarantee”) with the collateral agent for the Investor (the “Agent”). On September 25, 2023, the Company, the Investor, the Guarantors and the Agent also entered into a security agreement (the “Security Agreement”) pursuant to which the Notes are secured by a lien in, and security interest upon, and a right of set-off against all of its right, title and interest of whatsoever kind and nature in and to, all assets of the Company and the Guarantors, subject to customary and mutually agreed permitted liens.

The Warrant is exercisable at an initial exercise price of $0.15 per share for a term ending on the 5-year anniversary of the date of issuance. The exercise price of the Warrant is subject to adjustment for certain stock splits, stock combinations and dilutive share issuances.

Pursuant to the terms of the Purchase Agreement, the Company will reserve for issuance, as of any date, a number equal to two times the greater of (i) the aggregate number of shares of Common Stock then issued pursuant to the Securities Purchase Agreement, the Notes and the Warrant and (ii) the maximum aggregate number potentially issuable in the future pursuant to the Securities Purchase Agreement, the Notes and the Warrant as of such date, including any Underlying Shares, ignoring any conversion or exercise limits set forth therein.

The Company has agreed to use its commercially reasonable efforts to cause the filing of a registration statement to be made with the Securities and Exchange Commission covering the resale of the Underlying Shares within 30 days of the closing of a registered offering of Common Stock (or units consisting of Common Stock and warrants to purchase Common Stock) for trading of the Common Stock on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (a “Qualified Financing”) and shall use its commercially reasonable efforts to cause such registration statement to become effective at the as soon as possible thereafter, but in any event no later than 180 days of the closing date of such Qualified Financing.

In addition to the forgoing, if at any time prior to a Qualified Financing, the Company issues Common Stock or Common Stock Equivalents for consideration (a “Subsequent Financing”), the Investor shall have the right to participate in the Subsequent Financing in an amount equal to the initial Principal Amount of such Investor’s Notes on the same terms, conditions and price provided for in the Subsequent Financing. The Purchase Agreement also contains customary representations, warranties and covenants of the Company.

Pursuant to the Notes and the Warrant, the Investor cannot effect the conversion of the Notes or exercise of the Warrant, to the extent such exercise or conversion would cause the Investor (together with any of Investor’s affiliates) to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder) of a number of common shares or other securities of a class that is registered under the Exchange Act which exceeds 4.99% (the “Maximum Percentage”), which such Maximum Percentage may be increased to 9.99% pursuant to the terms of the Notes and Warrant.

The Company relied on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder in connection with the issuance and sale of the Notes, the Conversion Shares, the Warrant, and the Warrant Shares. The offer and sale of the Notes, the Conversion Shares, the Warrant, and the Warrant Shares have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements of the Securities Act, and in each case in compliance with applicable state securities laws.

The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement, the Note, the Warrant, the Security Agreement and the Subsidiary Guarantee, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of September 25, 2023.
10.2	Form of Common Stock Purchase Warrant issued by High Wire Networks, Inc.
10.3	Form of Senior Secured Convertible Promissory Note, issued by High Wire Networks, Inc.
10.4	Security Agreement, between High Wire Networks, Inc. and the Investors, dated September 25, 2023
10.5	Subsidiary Guarantee, dated September 25, 2023
99.1	Press Release, dated September 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2023

High Wire Networks, Inc.

By:	/s/ Mark W. Porter
Name:	Mark W. Porter
Title:	Chief Executive Officer

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